                                Exhibit 10(gg)

                     The Guarantee Life Companies Inc. and
                       Guarantee Life Insurance Company
                           Executive Severance Plan

                                 Third Revised
                                   Exhibit A

                                 Participants

Tier I

     Chief Executive Officer

Tier II

     Senior Vice President - Strategic Planning
     Senior Vice President, Chief Financial Officer and Treasurer
     Senior Vice President and Actuary - Employee Benefits Division
     Senior Vice President - Information Systems and Services
     Senior Vice President - Employee Benefits Division Operations Executive Vice President - Individual Division
     Senior Vice President - Employee Benefits Division Marketing
     Senior Vice President - Employee Benefits Division - Finance
     Senior Vice President - Human Resources and Corporate Services
     Senior Vice President - Strategic Initiative and Group Special Markets Senior Vice President - Individual Insurance Services
     Senior Vice President, General Counsel and Secretary

Tier III

     Vice President and Corporate Actuary
     Vice President and Controller
     Vice President Investment Management
     Vice President Sales - Individual Division
     Vice President - Group Special Markets
     Vice President - Law
     Underwriting Vice President - Employee Benefits Division
     Human Resources Vice President